EXHIBIT 10.4

          COLLATERAL ASSIGNMENT OF TRADEMARKS, COPYRIGHTS AND LICENSES

         THIS COLLATERAL ASSIGNMENT OF TRADEMARKS, COPYRIGHTS AND LICENSES (this "Assignment") is executed and delivered this 30th day of July, 1996, by The Italian Oven, Inc., a Pennsylvania corporation ("Italian Oven") to Deaktor/Sysco Food Services Company, a Pennsylvania corporation ("Deaktor") and Mid-Central Sysco Food Services, Inc., a Missouri corporation ("Mid-Central") (Deaktor, together with Mid-Central are collectively "Sysco").

                                   WITNESSETH:

         WHEREAS, prior hereto, Sysco has provided certain extensions of credit,
sales  on  account  and  other   financial   accommodations   to  Italian   Oven
(collectively the "Financial Accommodations");

         WHEREAS, the Financial Accommodations are past due and owing and Italian Oven desires Sysco to presently forbear from immediately collecting the past due Financial Accommodations and to continue selling to Italian Oven;

         WHEREAS,  pursuant  to that  certain  Security  Agreement  of even date herewith by and between Sysco and Italian Oven (the "Security Agreement"), Italian Oven granted Sysco a security interest and lien in and to all of Italian Oven's assets, including, without limitation, all trademarks, trademark registrations, trade names, copyrights, all applications therefor and all other intellectual or proprietary rights or interests, of any kind, nature or description whatsoever; and

         WHEREAS, Sysco is willing to presently forbear from immediately collecting the past due Financial Accommodations and sell to Italian Oven, but solely on the terms and subject to the terms and conditions contained in this Assignment, the Security Agreement, that certain Demand Note of even date herewith executed and delivered by Italian Oven to Sysco in a maximum aggregate principal amount not to exceed One Million Eighty-Eight Thousand and no/100 Dollars ($1,088,000.00)[the "Note"], and the other agreements, documents and instruments executed and delivered in connection with or pursuant to any of the foregoing (the "Other Agreements"), including, but not limited to, all Leasehold Mortgages now or hereafter executed and delivered by Sysco to Italian Oven.

         NOW, THEREFORE, in consideration of the Financial Accommodations, the mutual promises and understandings of Italian Oven and Sysco set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Italian Oven covenants unto and agrees with Sysco as follows:

         1. Incorporation of Loan Documents. The Loan Documents and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto as if set forth again in full.

         2. Collateral Assignment of Trademarks, Copyrights and Licenses. To secure the full and timely performance of all of Italian Oven's duties, covenants, obligations and agreements with Sysco, whether pursuant to this Assignment, the Security Agreement, the Note, the Other Agreements or otherwise (the "Covenants") and the full and timely payment of the "Liabilities" (as defined in the Security Agreement) to Sysco, Italian Oven hereby transfers, assigns, grants and conveys to Sysco, as and by way of a first priority security interest and lien, all of Italian Oven's right, title and interest in and to all of its now owned or existing and hereafter acquired or arising:

(A) (i) trademarks, trademark registrations and applications therefor, including, without limitation, the trademarks. trademark registrations and applications listed on Exhibit "A", (ii) renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all rights corresponding thereto throughout the world (collectively the "Trademarks");

(B) (i) all copyrights and applications for registration, including, without limitation, the copyrights and applications for registration listed on Exhibit "B", (ii) renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iv)the right to sue for past, present and future infringements thereof, and (v) all rights corresponding thereto throughout the world (collectively the "Copyrights");

(c) all license agreements, whether Italian Oven is a licensor or licensee under any such license agreement, including, without limitation, the licenses listed on Exhibit "C", and the right to prepare for sale, sell and advertise for sale all of Italian Oven's inventory now or hereafter owned by Italian Oven (collectively the "Inventory") and now or hereafter covered by such licenses (collectively the "Licenses"); and

(D) the goodwill of Italian Oven's business connected with and symbolized by the Trademarks, Copyrights and Licenses.

This Assignment is made for collateral purposes only. Subject to Section 3 below, Italian Oven acknowledges and agrees that upon (1) an "Event of Default" (as defined in the Security Agreement), or (2) a breach or default by Italian Oven of any of the terms and provisions contained in this Assignment ("Default under this Assignment"; Default under this Assignment, together with an Event of Default is collectively a "Default"), Sysco has the power to use and sell the Trademarks, Copyrights and Licenses.

         3. Grant Of Rights,  Licenses And  Privileges.  Sysco grants to Italian
Oven the following rights, licenses and privileges under the Trademarks, Copyrights and Licenses:

          a. prior to a Default, an exclusive, nonassignable, royalty-free right and irrevocable license to use the Trademarks, Copyrights and Licenses, and to make, use and sell the Inventory;

          b. upon a Default, a non-exclusive, nonassignable, royalty-free right and irrevocable license to use the Trademarks, Copyrights and Licenses, and to make, use and sell the Inventory; and

          c. in either case, a nonassignable, royalty-free right to bring suit at the sole charge, cost and expense of Italian Oven, for infringement against any and all past and future infringers of the Trademarks, Copyrights and Licenses in the name of Italian Oven as complainant; provided, however, that no such suit shall be brought in the name of Sysco, unless Italian Oven first receives the written consent of Sysco thereto, which consent shall not be unreasonably withheld where the law requires infringement suits to have the Trademark, Copyright or License owner joined as a necessary party.

         4. Restrictions on Future Agreements. Except as set forth in Paragraph 3 hereof, Italian Oven agrees that until the Liabilities shall have been indefeasibly satisfied in full, Italian Oven will not, without Sysco's prior written consent, enter into any document, instrument or agreement which is inconsistent with Italian Oven's obligations under this Assignment. Italian Oven further agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action, which would affect the validity or enforcement of the rights transferred to Sysco under this Assignment.

         5. New Trademarks, Copyrights and Licenses. Italian Oven represents and warrants that the Trademarks, Copyrights and Licenses listed on Exhibits "A", "B" and "C" constitute all of the trademarks, trademark registrations, copyrights, applications therefor and licenses now owned by Italian Oven. If, prior to the indefeasible payment of the Liabilities in full, Italian Oven shall
(i) obtain rights to any new trademarks, trademark registrations, trademark applications, copyrights, application for copyright registration or licenses, or
(ii) become entitled to the benefit of any trademark, trademark registration, trademark application, copyright, application for copyright registration or license renewal, the provisions of Paragraph 2 above shall automatically apply thereto and Italian Oven shall provide Sysco with immediate notice thereof Italian Oven hereby authorizes Sysco to modify this Assignment by amending Exhibits "A", '(B"" and "C" to include any future trademarks, trademark registrations, trademark applications, copyrights, applications for copyright registration and licenses.

         6. Royalties: Terms. Italian Oven hereby agrees that the use by Sysco of all Trademarks, Copyrights and Licenses as described above shall be without any liability for royalties or other related charges from Sysco to Italian Oven.

The term of the assignments granted herein shall extend until the earlier of (i) the expiration of each of the respective Trademarks, Copyrights and Licenses assigned hereunder, or (ii) the indefeasible payment to Sysco of the Liabilities in full.

         7. Sysco's Right to Inspect. Sysco shall have the right at any time and from time to time to inspect Italian Oyen's premises and to examine Italian Oven's books, records and operations, including, without limitation, Italian Oven's quality control processes. Upon a Default, Italian Oven agrees that Sysco shall have the right to establish such additional product quality controls as Sysco, in its sole discretion, may deem necessary to assure maintenance of the quality of products sold by Italian Oven under the Trademarks, Copyrights or Licenses. Italian Ovens agrees (i) not to sell or assign its interest in, or grant any licenses under, the Trademarks, Copyrights or Licenses; (ii) to maintain the quality of any and all products in connection with which the Trademarks, Copyrights or Licenses are used, consistent with the quality of said products as of the date hereof, and (iii) not to adversely change or alter the quality of said products in any way without Sysco's written consent.

         8. Nature and Termination of Sysco's Security Interest. This Assignment is made for collateral purposes only. Except as otherwise provided in Paragraphs 3, 4, 7, 9 and 14 hereof, nothing contained herein shall be deemed to limit in any way Italian Oven's right to use the Trademarks, Copyrights or Licenses or to grant to, Sysco any right to use the Trademarks, Copyrights or Licenses prior to a Default.

         9. Duties of Italian Oven. Italian Oven shall have the duty (i) to prosecute diligently any trademark application and application for copyright registration pending as of the date hereof or at any time hereafter until the Liabilities shall have been indefeasibly paid in full, (ii) to make application for trademarks and copyrights, as appropriate, and (iii) to preserve and maintain all rights in trademarks, trademark registrations, trademark applications, Trademarks, copyrights, applications for copyright registration, Copyrights and Licenses. Any expenses incurred in connection with such applications shall be borne by Italian Oven. Italian Oven shall not abandon any right to file any trademark application, pending trademark application, trademark, copyright or application for copyright registration without the consent of Sysco.

         10. Sysco's Right to Sue. Upon a Default, Sysco shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Trademarks, Copyrights and Licenses. If Sysco shall commence any such suit, Italian Oven shall, at the request of Sysco, do any and all acts and execute any and all instruments, documents and agreements required by Sysco to enforce such Trademarks, Copyrights and Licenses, and Italian Oven shall promptly, upon demand, reimburse and indemnify Sysco for all costs and expenses incurred by Sysco in the exercise of its rights and remedies under this Paragraph 10.

         11. Waivers. Sysco's failure at any time or times hereafter to require strict performance by Italian Oven of any provision of this Assignment shall not waive, affect or diminish any right of Sysco thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Sysco of a Default shall not suspend, waive or affect any other Default, whether same is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements, warranties, covenants aid representations of Italian Oven contained in this Assignment and no Default by Italian Oven shall be deemed to have been suspended or waived by Sysco unless such suspension or waiver is in writing signed by an officer of Sysco and directed to Italian Oven specifying such suspension or waiver.

         12. Severability. If any provision contained herein is to be held invalid or unenforceable by a court of competent jurisdiction, such provision shall be severed herefrom and such invalidity or unenforceability shall not affect any other provision of this Assignment, the balance of which shall remain in and have its intended full force and effect; provided, however, if such invalid or unenforceable provision shall be modified so as to be valid and enforceable as a matter of law, such provision shall be deemed to have been modified so as to be valid and enforceable to the maximum extent permitted by law.

         13. Modification. This Assignment cannot be altered, amended or modified in any way, except as specifically provided in Paragraph 5 hereof or by a writing signed by the parties hereto.

         14. Cumulative Remedies: Power of Attorney: Effect on Security Agreement. All of Sysco's rights and remedies with respect to the Trademarks, Copyrights and Licenses, whether established hereby, by the Security Agreement, the Note, the Other Agreements, by any other documents or by law shall be cumulative and may be exercised singularly or concurrently. Italian Oven hereby authorizes Sysco to make, constitute and appoint any officer or agent of Sysco as Sysco may select, in its sole discretion, as Italian Oven's true and lawful attorney-in-fact, with power, upon a Default and commencement by Sysco of any of its rights and remedies whatsoever whether pursuant to this Assignment, the Security Agreement, the Note, the Other Agreements, at law, in equity or otherwise, to (a) endorse Italian Oven's name on all applications, documents, papers and instruments necessary or desirable for Sysco in connection with selling the Trademarks, Copyrights and Licenses, (b) take any other actions with respect to the Trademarks, Copyrights and Licenses, as Sysco deems in the best interest of Sysco, (c) assign, pledge, sell, convey or otherwise transfer title in or dispose of the Trademarks, Copyrights and Licenses to any person or entity as Sysco may determine in its discretion, and (d) grant or issue any non-exclusive or exclusive license under the Trademarks, Copyrights and Licenses, to any person or entity. Italian Oven will indemnify Sysco for any infringement claims or other similar claims filed or asserted against Sysco from the use of any of the Trademarks, Copyrights and Licenses by Sysco. Italian Oven hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until the Liabilities shall have been paid in full and all arrangements between Italian Oven and Sysco have been terminated. Italian Oven acknowledges and agrees that this Assignment is not intended to limit or restrict in any way the rights and remedies of Sysco under the Security Agreement, the Note, the Other Agreements, at law, in equity or otherwise, but rather is in addition to and intended to facilitate the exercise of such rights and remedies.

         15. Binding Effect: Benefits. This Assignment shall be binding upon Italian Oven and its respective successors and assigns, and shall inure to the benefit of Sysco, its nominees, successors and assigns.

         16. Notice. Any and all notices, exercises, demands, requests, consents, designations, waivers and other communications required or desired hereunder shall be in writing and shall be deemed effective upon personal delivery, upon receipted delivery by Federal Express or another overnight carrier, or three (3) days after mailing if mailed by registered or certified mail, return receipt requested, postage prepaid, to Italian Oven or Sysco at the following address or such other address as Italian Oven or Sysco may specify in like manner; provided, however, that notices of a change of address shall be effective only upon receipt thereof.

If to Sysco, then to:

Deaktor/Sysco Food                and        Mid-Central Sysco Food
Services Company                             Services, Inc.
One Whytney Drive                            1915 Kansas City Road
Harmony, Pennsylvania                        Olathe, Kansas
Attention: President                         Attention: President

with a copy to:                              Fagel & Haber
                                             140 South Dearborn Street,
                                             Ste. 1400
                                             Chicago, Illinois 60603
                                             Attention: Gina M. Gentille, Esq.

If to Italian Oven, then to:                 The Italian Oven, Inc.
                                             Eleven Lloyd Avenue
                                             Latrobe, Pennsylvania 15650
                                             Attention:   President

With a copy to:                              Doepken, Keevican & Weiss
                                             600 Grant Street
                                             37th Floor USX Tower
                                             Pittsburgh, Pennsylvania 15219
                                             Attention: Jeffrey W. Letwin, Esq.

         17. Governing Law. This Assignment shall be deemed to have been executed and delivered in Latrobe, Pennsylvania, and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Pennsylvania.

         IN WITNESS WHEREOF, Italian Oven's duly authorized officers have executed this Assignment as of the date first set forth above.


DEAKTOR/SYSCO FOOD SERVICES               THE ITALIAN OVEN, INC., a Pennsylvania
COMPANY, a Pennsylvania corporation       corporation


By:_________________________________      By:________________________________
Its:_________________________________     Its:_______________________________


MID-CENTRAL SYSCO FOOD
SERVICES, INC., a Missouri corporation             ATTEST:


By:__________________________________     By:_________________________________
Its:__________________________________    Its:________________________________

STATE OF PENNSYLVANIA               )
                                                     )        S.S.
COUNTY OF ALLEGHENY                 )


         The foregoing Collateral Assignment of Trademarks, Copyrights and Licenses was executed and acknowledged before me this 30th day of July, 1996, by Garvin Warden and Jeffrey W. Letwin personally known to me to be the Interim CEO and Secretary of The Italian Oven, Inc., a Pennsylvania corporation, on behalf of such corporation. Notary Public



                                            ----------------------------------
                                            Notary Public



                                            My Commission expires:



                                            ----------------------------------

                                   ACCEPTANCE


         The undersigned, Deaktor/Sysco Food Services Company and Mid-Central Sysco Food Services, Inc., accepts the foregoing Collateral Assignment of Trademarks, Copyrights and Licenses.


                                          DEAKTOR/SYSCO FOOD SERVICES
                                          COMPANY


                                          By:_________________________________
                                          Its:________________________________



                                          MID-CENTRAL SYSCO FOOD
                                          SERVICES, INC.


                                          By:_________________________________
                                          Its:________________________________

                                   SCHEDULE A

                                       TO

          COLLATERAL ASSIGNMENT OF TRADEMARKS, COPYRIGHTS AND LICENSES
                               Dated July _, 1996
                      Trademarks and Trademark Registration



Trademark:
Docket No.:
Filing Date:
Serial No.:
Issue Date:
Reg.  No.:

Trademark:
Docket No.:
Filing Date:
Serial No.:
Issue Date:
Reg.  No.:

Trademark:
Docket No.:
Filing Date:
Serial No.:
Issue Date:
Reg.  No.:

As of 01/23/96                                                              TRADEMARK TICKLER                        Page 1
- --------------                                                              -----------------                        ------


                                                                        Publication      Reg      Registration
Mark                       Filing Date  Serial Number Statement of Use      Date         Date          No.           See 8 & 15
- ----                       -----------  ------------- ----------------  -----------   ---------    ---------        ----------

                                                      Extension or                                                   Affidavit
                                                      ------------                                                   ---------

                                                      Amendment Date                                                 (5-6 years)
                                                      --------------                                                 -----------


Applicant: THE ITALIAN OVEN, INC.

REGISTERED MARKS
Italian Survival Kit(R)    10/15/91     74/212,204                         04/21/92     07/14/92    1,700,724    07/14/97 - 07/14/98

Pasta Match-Ups(R)         04/03/92     74/262,534                         09/01/92     11/24/92    1,734,798    11/24/97 - 11/24/98

Pasta Wood Find            04/03/92     74/262,537                         09/01/92     11/24/92    1,734,799    11/24/97 - 11/24/98
         Game(R)

The Italian Oven           04/03/92     74/262,536                         09/01/92     11/24/92    1,735,030    11/24/97 - 11/24/98
         Funny Money(R)

Use Your Noodle(R)         04/03/92     74/262,538                         09/08/92     12/01/92    1,736,536    12/01/97 - 12/01/98

Italian Chocoholic         04/03/92     74/262,535                         09/22/92     12/15/92    1,740,058    12/15/97 - 12/15/98
         Survival Kit(R)
*Will not be registered due to prior registration of the Swiss Colony's
"Chocoholic Survival Kit" which was registered approx. 12 years ago.

Breads from the Oven(R)    12/16/92      74/340,433                        05/18/92     08/10/93    1,786,942    08/10/98 - 08/10/99

Hot Out of the Oven(R)     12/14/92      74/339,528                        06/08/93     08/13/93    1,790,360    08/31/98 - 08/31/99

More Real Italian Food     05/14/93      74/391512                         11/16/93     02/22/94    1,823,425    02/22/99 - 02/22/00
         Les Lira.(R)

Give the Piemakers         07/26/93      74/416652                         03/08/94     05/31/94    1,838,270    05/31/99 - 05/31/00
         a hand(R)

Take a Little Italian      05/13/93      74/389646                         12/07/93     06/14/94    1,839,719    06/14/99 - 06/14/00
         Home(R)



Exhibit "A" (Page 1of 2)


                                                                        Publication      Reg      Registration
Mark                       Filing Date  Serial Number Statement of Use      Date         Date          No.           See 8 & 15
- ----                       -----------  ------------- ----------------  -----------   ---------    ---------        ----------

                                                      Extension or                                                   Affidavit
                                                      ------------                                                   ---------

                                                      Amendment Date                                                 (5-6 years)
                                                      --------------                                                 -----------

The Family Meal You're     05/13/93         74/389961      10/07/93    12/07/93        06/14/94     1,839,720   06/14/99 - 06/14/00
         Looking For Is
         In The Oven(R)

Oven-Fax(R)                08/11/93         74/423165                   04/26/94       07/19/94     1,845,579   07/19/99 -07/19/2000

Italian Oven Pig           06/17/93         74/402516                   01/25/94      090/20/94     1,854,969   09/20/99- 09/20/2000
         Design(R)

Guinea Pig Graphic(R)      06/17/93         74/402517                   01/25/94       09/20/94     1,854,970   09/20/99- 09/20/2000

Home Is Where The          05/13/93         74/389962      09/21/93     11/23/93       08/09/94     1,848,786   08/09/99- 08/09/2000
         Hearth Is(R)

Pizza Man (Graphic)(R)     06/17/93         74/402542                   02/22/94       01/03/95     1,871,683   01/08/00- 01/03/2001

Italian Take Away
         Pronto!(R)        05/14/93         74/391526     01/20/95S                    02/28/95     1,881,657   02/28/00- 02/28/2001

Vegezone(R)                05/26/94         74/529988                   01/24/95       04/18/95     1,890,066   04/18/00 -  4/18/01

Vegetalian(R)              08/31/94         74/567972                   07/11/95       10/03/95     1,923,930   10/03/00 - 10/03/01

Nibble Noodles(R)          12/19/94         74/612923                   09/12/95       12/05/95     1,939,849   12/05/00 - 12/05/01

It Cannoli Be Love(R)      05/24/95         74/681269                   02/06/96       04/30/96     1,971,395   04/30/01 - 04/30/02

PENDING APPLICATIONS

Vegeboli(TM)                  12/19/94         74/614321                09/26/95      (12/19/95)
         Extension of time to file opposition (expires 12/26/95)


                            Exhibit "A" (Page 2 of 2)

                                   SCHEDULE B

                                       TO
          COLLATERAL ASSIGNMENT OF TRADEMARKS, COPYRIGHTS AND LICENSES
                              Dated July ____, 1996
                      Copyrights and Copyright Applications

                                    Copyright         Date              Title

1.       The Italian Oven Menu

2.       All operations manuals

                                   SCHEDULE C
                                       TO
          COLLATERAL ASSIGNMENT OF TRADEMARKS, COPYRIGHTS AND LICENSES
                               Dated July _, 1996
                               License Agreements



Doc ID: 21283


License Agreement dated October 1. 1993 by and between Salvatore Esposito ("Licensor") and The Italian oven, Inc. ("Licensee")